As filed with the Securities and Exchange Commission on August 19, 1996

                                            Registration Statement No. 333-_____
================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------
                          Beacon Properties Corporation
             (Exact name of Registrant as Specified in Its Charter)
       Maryland                                          04-3224258
    (State of Incorporation)  50 Rowes Wharf  (I.R.S. Employer Identification #)
                             Boston, MA 02110
                             (617) 330-1400

  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                              AMENDED AND RESTATED
                      1994 STOCK OPTION AND INCENTIVE PLAN
                            (Full Title of the Plan)
                         -------------------------------

                                ALAN M. LEVENTHAL
                                    President
                          BEACON PROPERTIES CORPORATION
                                 50 Rowes Wharf
                                Boston, MA 02110
                                 (617) 330-1400
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                          ----------------------------
                                 With copies to:
                             Gilbert G. Menna, P.C.
                            Kathryn I. Murtagh, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                          ----------------------------


                         CALCULATION OF REGISTRATION FEE
======================================================================================================

  Title of Securities       Amount to be      Proposed Maximum     Proposed Maximum      Amount of
   Being Registered        Registered (1)    Offering Price Per   Aggregate Offering    Registration
                                                  Share (2)              Price              Fee
- ------------------------------------------------------------------------------------------------------
Common Stock........       141,086 shares          $  25.50           $ 3,597,693         $ 1,241
          . .              200,000 shares          $ 25.875           $ 5,175,000         $ 1,785
                            25,000 shares          $  26.00           $   650,000         $   225
                            12,000 shares          $ 24.625           $   295,500         $   102
                         1,243,399  shares         $  26.25           $32,639,224         $11,255
                         ---------                                     ----------          ------
                         1,621,485 shares                             $42,357,417         $14,608

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================================================================================

(1) Plus such additional number of shares as may be required pursuant to the Amended and Restated 1994 Stock Option and Incentive Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the Plan or other similar event.
(2) This estimate is made pursuant to Rule 457(c) and (h) under the Securities Act of 1933, as amended (the ASecurities Act") solely for purposes of determining the registration fee and is based upon exercise price of outstanding options and the market value of outstanding shares of Beacon Properties Corporation Common Stock, par value $.01 per share, on August 14, 1996, utilizing the average of the high and low sale prices reported on the New York Stock Exchange for that date.

================================================================================

        The contents of the registrant's Registration Statement on Form S-8 (File No. 33-84242) are incorporated herein by reference.


Item 8. Exhibits.

        The following is a complete list of exhibits filed as part of this registration statement.

Exhibit

       4.1     Amended and Restated 1994 Stock Option and Incentive Plan.
       5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.
      23.1     Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).
      23.2     Consent of Coopers & Lybrand L.L.P.
      24.1 Powers of Attorney (contained on signature page of this registration statement).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, Beacon Properties Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 15th day of August, 1996.

                                               BEACON PROPERTIES CORPORATION


                                               By: /s/ Alan M. Leventhal
                                                   -----------------------------
                                                   Alan M. Leventhal, President

      KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Beacon Properties Corporation hereby severally constitute Alan M. Leventhal and Lionel P. Fortin and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement filed herewith and any and all amendments to said Registration Statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Beacon Properties Corporation to comply with the provisions of the Securities Act of 1933, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


      Signature                           Title                                    Date
      ---------                           -----                                    -----
/s/ Alan M. Leventhal           President, Chief Executive Officer,            August 15, 1996
- --------------------------      and Director (Principal Executive Officer)
Alan M. Leventhal


/s/ Edwin N. Sidman             Chairman of the Board                          August 15, 1996
- --------------------------      of Directors
Edwin N. Sidman


/s/ Lionel P. Fortin            Senior Vice President and Chief Operating      August 15, 1996
- --------------------------      Officer
Lionel P. Fortin


/s/ Robert J. Perriello         Senior Vice President and Chief Financial      August 15, 1996
- --------------------------      Officer (Principal Financial Officer and
Robert J. Perriello             Principal Accounting Officer)


/s/ Norman B. Leventhal         Director                                       August 15, 1996
- --------------------------
Norman B. Leventhal


/s/ Graham O. Harrison          Director                                       August 15, 1996
- --------------------------
Graham O. Harrison


/s/ William F. McCall, Jr.      Director                                       August 15, 1996
- --------------------------
William F. McCall, Jr.





/s/ Steven Shulman              Director                                       August 15, 1996
- --------------------------
Steven Shulman


/s/ Scott M. Sperling           Director                                       August 15, 1996
- --------------------------
Scott M. Sperling

                                  EXHIBIT INDEX



Exhibit No.                            Description


     4.1         Amended and Restated 1994 Stock Option and Incentive Plan.

     5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

    23.1         Consent of Goodwin, Procter & Hoar LLP (included in
                 Exhibit 5.1 hereto).

    23.2         Consent of Coopers & Lybrand L.L.P.